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                                                                    Exhibit 4.1


  NUMBER                                                                SHARES

TMP                            [LOGO] TMP Worldwide-SM-


                                  TMP Worldwide Inc.
                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                        COMMON STOCK

  This certifies that                                         CUSIP 872941 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



  is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF
                                  TMP Worldwide Inc.
(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                       TMP Worldwide Inc.
/s/ Andrew J. McKelvey                     CORPORATE      /s/ Thomas G. Collison
                                             SEAL
CHAIRMAN OF THE BOARD AND PRESIDENT          1996         SECRETARY
                                           DELAWARE

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COUNTERSIGNED AND REGISTERED:
                    THE BANK OF NEW YORK
                       (NEW YORK, N.Y.)                          TRANSFER AGENT
BY                                                                AND REGISTRAR



                                                           AUTHORIZED SIGNATURE


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                        [LOGO] TMP Worldwide-SM-

    The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM --  as tenants in common   UNIF GIFT MIN ACT-- ______ Custodian______
  TEN ENT --  as tenants by the entireties               (Cust)         (Minor)
                                                  under Uniform Gifts to Minors
  JT TEN  --  as joint tenants with right of
              survivorship and not as tenants            Act_______________
              in common                                         (State)

    Additional abbreviations may also be used though not in the above list.

    IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using the Assignment Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate.

    For value received,_____________hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address, including postal zip code, of assignee

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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated--------------------------



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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.